Exhibit 10.23

Executed Version
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of October 30, 2012, among Oramed Pharmaceuticals Inc., a Delaware corporation (the "Company"), and D.N.A Biomedical Solutions Ltd., an Israeli company (referred to herein as "D.N.A" or an "Investor").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and Regulation S promulgated thereunder, the Company desires to issue and sell to the Investor, and the Investor, desires to purchase from the Company certain securities of the Company, and the Investor desires to issue and sell to the Company, and the Company, desires to purchase from the Investor certain securities of the Investor, all as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

"Closing Date" means the Trading Day when all of the conditions precedent to (A) the Investor's obligations to issue the Option to the Company and (B) the Company’s obligations to deliver the Oramed Shares have been satisfied or waived.

"Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such common stock may hereafter be reclassified or changed into.

"D.N.A Ordinary Shares" means the ordinary shares of D.N.A, no par value, and any other class of securities into which such ordinary shares may hereafter be reclassified or changed into.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Oramed Shares" means the 2,390,057 shares of Common Stock issued or issuable to the Investor pursuant to this Agreement.

"Option" means the option to purchase 21,637,611 D.N.A Ordinary Shares in the form attached hereto as Exhibit A.

"Option Shares" means the D.N.A Ordinary Shares issuable upon exercise of the Option.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the U.S. Securities and Exchange Commission.

"Securities" means the Oramed Shares, the Option and the Option Shares.

"Short Sales" means, without limitation, all "short sales" as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act.

"Trading Day" means any day other than Friday, Saturday, Sunday or other day on which commercial banks in The City of New York or Israel are authorized or required by law to remain closed.

"Transaction Documents" means this Agreement, the Option and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.
PURCHASE AND SALE

2.1           Closing.  On the Closing Date, subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Investor, and the Investor, shall purchase from the Company, the Oramed Shares set forth opposite the Investor’s name on Schedule 1. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as the parties shall mutually agree.

2.2           Deliveries.

(a)      On the date hereof, the Company and the Investor shall deliver or cause to be delivered to the other, this Agreement, together with all exhibits and schedules attached thereto, duly executed by an authorized representative.

(b)      On the Closing Date, the Company shall deliver to the Investor irrevocable instructions to its transfer agent authorizing the transfer agent to issue to the Investor a certificate evidencing the Oramed Shares, and to register such shares in the name of the Investor.

(c)      On the Closing Date, the Investor shall deliver or cause to be delivered to the Company:

(i)             the Option, in full payment for the Oramed Shares, and

(ii)            A copy of the application of DNA for the approval of the TASE Board of Directors to list the Option Shares.

2.3           Closing Conditions.

(a)      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions having been met:

(i)             the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investor contained herein;

(ii)            all obligations, covenants and agreements of the Investor contained herein required to be performed at or prior to the Closing Date shall have been performed; and

(iii)           the delivery by the Investor of the items set forth in Section 2.2(c) of this Agreement.

(b)      The respective obligations of the Investor hereunder in connection with the Closing is subject to the following conditions having been met:

(i)             the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein;

(ii)            all obligations, covenants and agreements of the Company contained herein required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the delivery by the Company of the items set forth in Section 2.2(b) of this Agreement;

(iv)           from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers over-the-counter electronic bulletin board (the “OTCBB”).

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor as follows on the date hereof and as of the Closing Date:

(a)      Organization, Good Standing and Qualification of the Company.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted and as proposed to be conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which failure to so qualify would materially and adversely affect the business, properties, operations, prospects or condition, financial or otherwise, of the Company.  The resolutions adopted by the directors of the Company on October  29, 2012 authorizing the transactions contemplated by the Transaction Documents have not been amended or modified in any way, have not been rescinded and are in full force and effect on the date hereof.

(b)      Corporate Authority; Enforceability.  The Company has full right, power and authority to issue and sell the Oramed Shares as herein contemplated and the Company has full power and authority to enter into and perform its obligations under the Transaction Documents.  The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by all requisite corporate action, and each of the Transaction Documents are a valid and legally binding obligation of the Company.

(c)      Conflicts.  Neither the authorization, execution and delivery of the Transaction Documents nor the consummation of the transactions herein and therein contemplated, will (i) conflict with or result in a breach of any of the terms of the Company’s Certificate of Incorporation or By-Laws, (ii) violate any judgment, order, injunction, decree or award of any court or governmental body, having jurisdiction over the Company, against or binding on the Company or to which its property is subject, (iii) violate any material law or regulation of any jurisdiction which is applicable to the Company, (iv) violate, conflict with or result in the breach or termination of, or constitute a default under, the terms of any material agreement to which the Company is a party, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise of the Company, or (v) violate or conflict with the rules and regulations of the OTCBB applicable to the Company.

(d)      Capitalization. The authorized capital of the Company as of the date hereof consists of 200,000,000 shares of Common Stock, of which there were (i) 80,548,989 issued and outstanding as of the date hereof as fully paid and non-assessable shares; (ii) options and/or warrants to purchase 15,118,310 shares of Common Stock; and (iii) employee and directors options to purchase 7,824,000 shares of Common Stock. As of the date hereof, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans and the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan outstanding as of the date of the most recently filed periodic report under the Exchange Act.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.  No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Oramed Shares.  The issuance of the Oramed Shares pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that will not be validly waived or complied with, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investor through no action of the Company.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(e)      Litigation.  There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending, or, to the best knowledge of the Company, threatened against the Company which, if adversely determined, could materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Company. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

(f)       Compliance with Laws.  The Company is not in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Company.

(g)      Governmental Consents.  Subject to the accuracy of the representations and warranties of the Investor set forth herein, no registration or filing with, or consent or approval of or other action by, any Federal, state or other government agency under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents, and the issuance, sale and delivery of the Oramed Shares, other than the the filings required by state securities law.

(h)      Regulatory Matters.  The clinical, pre-clinical and other trials, studies and tests conducted by or on behalf of or sponsored by the Company relating to its pharmaceutical product candidates were and, if still pending, are being conducted in all material respects in accordance with medical and scientific protocols and research procedures that the Company reasonably believes are appropriate.  The descriptions of the results of such trials, studies and tests as set forth in the SEC Documents (as defined in Section 3(i) of this Agreement), provided to the Investor are accurate in all material respects and fairly present the data derived from such trials, studies and tests.  All clinical trials conducted by the Company have been in compliance in all material respects with applicable laws and regulations.  The Company has not received any warning letters or written correspondence from the FDA and/or any other governmental entity or agency requiring the termination, suspension or modification of any clinical, pre-clinical and other trials, studies or tests that are material to the Company.   None of the clinical trials that the Company is currently conducting or sponsoring is subject to any temporary or permanent clinical hold by the FDA or any other governmental entity or agency, and the Company has no reason to believe that such clinical trials will be subject to any such action.

(i)       SEC Documents; Financial Statements.  For the past twelve (12) months, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Investor or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the Electronic Data Gathering, Analysis, and Retrieval system of the SEC that have been requested by Investor.  As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  The Company has no liabilities or obligations required to be disclosed in the SEC Documents that are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s business.

(j)       Sarbanes-Oxley; Internal Accounting Controls. Each SEC Document containing financial statements that has been filed with or submitted to the SEC was accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;

(k)      Absence of Changes.  The Common Stock is quoted for trading on the OTCBB.  No order ceasing, halting or suspending trading in the Common Stock nor prohibiting the sale of the Common Stock has been issued to and is outstanding against the Company or its directors, officers or promoters, and, to the best of the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened.  The Company has not taken any action which would be reasonably expected to result in the delisting or suspension of quotation of the Common Stock on or from the OTCBB and the Company has complied in all material respects with the rules and regulations of eligibility on the OTCBB.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead any creditor or creditors to do so.  Based on the financial condition of the Company as of the date hereof, after giving effect to the receipt by the Company of the proceeds from the transactions contemplated hereby, the Company reasonably believes that (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The SEC Documents set forth as of the dates thereof all outstanding secured and unsecured Company Indebtedness, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, “Company Indebtedness” shall mean with respect to the Company and any subsidiary (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Company Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Company Indebtedness.

(l)      Patents and Trademarks. The Company has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as described in the SEC Documents and which the failure to so have would have a material adverse effect on the results of operations, assets, business, prospects, or condition, financial or otherwise, of the Company (collectively, the “Company Intellectual Property Rights”). The Company has not received any notice (written or otherwise) that the Company Intellectual Property Rights used by the Company violate or infringe upon the rights of any other person or entity. To the knowledge of the Company, all such Company Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Company Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Company Intellectual Property Rights.

(m)     Offering.  Assuming the accuracy of the representations and warranties of the Investor contained in Section 3.2 of this Agreement, the offer, issue, and sale of the Oramed Shares are exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of all applicable state securities laws.  Neither the Company nor any authorized agent acting on its behalf will knowingly take any action hereafter that would cause the loss of such exemptions.

(n)      No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer or sale of the Oramed Shares.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Oramed Shares.

(o)      No Integrated Offering.  Neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Oramed Shares under the Securities Act or cause this offering of the Oramed Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the OTCBB or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(p)      Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Oramed Shares, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Oramed Shares, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(q)      But for the representations actually made in this Agreement, the Company represents that it is aware that the Option Shares are allocated "AS IS" without any further representations by the Investor and/or its directors and/or its shareholders.

(r)      The Company represents that it is capable of evaluating the merits and risks of the transactions contemplated hereunder, and that it shall solely bear all such economic risks.

(s)      The Company recognizes that its investment in DNA involves a high degree of risk, and has required knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment and the potential loss of its entire investment.

(t)      The Company further warrants that it has considered and shall solely bear the tax implications which apply to it in connection of the execution of its investment and that the Investor has not presented it with any representation in accordance with such tax implications.

(u)      The Company is, and will be, acquiring the Option and the Option Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Option and the Option Shares or any part thereof, without prejudice, however, to the Company's right, to sell or otherwise dispose of all or any part of such Option and the Option Shares in compliance with applicable securities laws.  The Company hereby acknowledges that the Option Shares are subject to a resale restriction pursuant to applicable Israeli law and regulations.

(v)      The Company's wholly owned Israeli subsidiary, currently holds 8,404,667 D.N.A Ordinary Shares.  The Company is aware of the Investor's obligation to file an immediate report with the Israel Securities Authority (the "ISA") regarding this Agreement.  The Company is aware of the obligations under Israeli law of an “interested party” to promptly report to the Investor any changes in its ownership of D.N.A Ordinary Shares.

(w)     Disclosure.  All disclosure provided to the Investor with regard to the representations and warranties contained in this Section 3.1 regarding the Company, its business and the transactions contemplated hereby, furnished in writing by the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, together with the disclosure in the SEC Documents, not misleading.

(x)       Investor Reliance.  The Company expressly acknowledges and agrees that the Investor is relying upon the Company’s representations contained in this Agreement.

3.2      Representations and Warranties of the Investor.  The Investor, hereby represents and warrants to the Company as follows:

(a)      Organization, Validity and Qualification of the Investor.  The Investor is a company duly organized and validly existing under the laws of the State of Israel. .  The Investor has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted and as proposed to be conducted.  The Investor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which failure to so qualify would materially and adversely affect the business, properties, operations, prospects or condition, financial or otherwise, of the Investor.  The resolutions adopted by the directors of the Investor on September 9, 2012 authorizing the transactions contemplated by the Transaction Documents have not been amended or modified in any way, have not been rescinded and are in full force and effect on the date hereof.

(b)      Corporate Authority; Enforceability.  The Investor has full right, power and authority to issue the Option and the Option Shares as herein contemplated and the Investor has full power and authority to enter into and perform its obligations under the Transaction Documents.  The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by all requisite corporate action, and each of the Transaction Documents are a valid and legally binding obligation of the Investor.  The Transaction Documents have been duly executed by the Investor and, when delivered in accordance with the terms thereof, will constitute the valid and binding obligation of the Investor enforceable against them in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. Subject to the resale restrictions under the relevant securities laws, the Options and the Option Shares, when issued by the Investor, will be duly and validly issued, fully paid and nonassessable, and free and clear of all liens.

(c)      Conflicts.  Neither the authorization, execution and delivery of the Transaction Documents nor the consummation of the transactions herein and therein contemplated, will (i) conflict with or result in a breach of any of the terms of the Investor’s Memorandum of Association or Articles of Association, (ii) violate any judgment, order, injunction, decree or award of any court or governmental body, having jurisdiction over the Investor, against or binding on the Investor or to which its property is subject, (iii) violate any material law or regulation of any jurisdiction which is applicable to the Investor, (iv) violate, conflict with or result in the breach or termination of, or constitute a default under, the terms of any material agreement to which the Investor is a party, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise of the Investor, or (v) violate or conflict with the rules and regulations of the Tel Aviv Stock Exchange (the "TASE").

(d)      Capitalization. The authorized capital of the Investor as of the date hereof consists of 1,000,000,000 ordinary shares, of which there were a total of (i) 186,112,740 ordinary shares issued and outstanding as of the date hereof as fully paid and nonassessable shares; (ii) options (including employee stock options) and/or warrants to purchase 16,111,810 ordinary shares; and (iii) 4,154,868 Series B bonds convertible into 692,478 ordinary shares.  All of the outstanding shares of share capital of the Investor are validly issued, fully paid and nonassessable.  The issuance of the Option and the Option Shares pursuant to the provisions of the Transaction Documents will not violate any preemptive rights or rights of first refusal granted by the Investor that will not be validly waived or complied with, and will be free of any liens or encumbrances. Other than a verbal understanding between Mr. Zeev Bronfeld and Mr. Meni Mor, each a controlling shareholder of the Investor, to act in concert with respect to the ordinary shares of the Investor held by each of them, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Investor’s share capital to which the Investor is a party or, to the knowledge of the Investor, between or among any of the Investor's shareholders, including the Company. No further approval or authorization of any stockholder or the Board of Directors of the Investor is required for the issuance and sale of the Option or the Option Shares.

(e)      Litigation.  There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending, or, to the best knowledge of the Investor, threatened against the Investor which, if adversely determined, could materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Investor. There is no action, suit or proceeding by the Investor currently pending or that the Investor currently intends to initiate.

(f)       Compliance with Laws.  Except as set forth in the letter attached hereto as Exhibit B, the Investor is not in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Investor.

(g)      Filings, Consents and Approvals.  Except for the requisite approval of the TASE, no registration or filing with, or consent or approval of or other action by, any government agency under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Investor of the Transaction Documents, and the issuance, sale and delivery of the Option and the Option Shares.  The ISA has the right to comment on private placements in Israel.  All reports delivered by the Investor in accordance with applicable TASE and ISA regulations were true and correct and did not contain any misleading information as such term is defined in the Israeli Securities Law, 5728-1968.

(h)      Intentionally Left Blank.

(i)       SEC Documents; Financial Statements. Except as set forth in the letter attached hereto as Exhibit B, for the past twelve (12) months, the Investor has filed all reports, schedules, forms, statements and other documents required to be filed by it with the ISA pursuant to the reporting requirements of applicable law (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “ISA Documents”).  The Investor has delivered to the Company or their respective representatives true, correct and complete copies of each of the ISA Documents not available on MAGNA that have been requested by the Company.  As of their respective dates, the ISA Documents complied as to form in all material respects with the requirements of applicable law, and none of the ISA Documents, at the time they were filed with the ISA, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth in the letter attached hereto as Exhibit F, as of their respective dates, the financial statements of the Investor included in the ISA Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the ISA with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Investor as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  The Investor has no liabilities or obligations required to be disclosed in the ISA Documents that are not so disclosed in the ISA Documents, other than those incurred in the ordinary course of the Investor’s business.

(j)       Absence of Changes.  The ordinary shares of the Investor are listed on the TASE.  No order ceasing, halting or suspending trading in the ordinary shares or prohibiting the sale of the ordinary shares has been issued to and is outstanding against the Investor or its directors, officers or promoters, and, to the best of the Investor’s knowledge, no investigations or proceedings for such purposes are pending or threatened.  The Investor has not, received notice (written or oral) from the TASE to the effect that the Investor is not in compliance with the listing or maintenance requirements of the TASE.  The Investor is not, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.  The Investor has not taken any action which would be reasonably expected to result in the delisting or suspension of quotation of the ordinary shares on or from the TASE and the Investor has complied in all material respects with the rules and regulations of eligibility on the TASE.  The Investor has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Investor have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead any creditor or creditors to do so.  The Investor does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The ISA Documents set forth as of the dates thereof all outstanding secured and unsecured Investor Indebtedness of the Investor or any subsidiary, or for which the Investor or any subsidiary has commitments.  For the purposes of this Agreement, “Investor Indebtedness” shall mean with respect to the Investor and any subsidiary (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Investor Indebtedness of others, whether or not the same are or should be reflected in the Investor’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Investor nor any subsidiary is in default with respect to any Investor Indebtedness.

(k)      Patents and Trademarks. The Investor has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as described in the ISA Documents and which the failure to so have would have a material adverse effect on the results of operations, assets, business, prospects, or condition, financial or otherwise, of the Investor (collectively, the “InvestorIntellectual Property Rights”). The Investor has not received any notice (written or otherwise) that the Investor Intellectual Property Rights used by the Investor violate or infringe upon the rights of any other person or entity. To the knowledge of the Investor, all such Investor Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Investor Intellectual Property Rights. The Investor has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Investor Intellectual Property Rights.

(l)       Offering.  The offer, issue, and sale of the Option and the Option Shares contemplated hereby are exempt from the prospectus requirements of under the Israeli Securities Law, 5728-1968.  Neither the Investor nor any authorized agent acting on its behalf will knowingly take any action hereafter that would cause the loss of such exemptions. The Investor has not offered or sold its ordinary shares or related derivative securities to more than 35 investors (excluding qualified institutional investors) during the past 12 months.

(m)     No General Solicitation; Placement Agent’s Fees.  Neither the Investor, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising in connection with the offer or sale of the Option or the Option Shares.  The Investor shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the issuance of the Option and the Option Shares.

(n)      Authorization; Enforcement.  The Investor represents and warrants that it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable this Agreement and otherwise to carry out its obligations hereunder.  This Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms.

(o)      Investment Intent.  The Investor is acquiring the Oramed Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Oramed Shares or any part thereof, without prejudice, however, to the Investor's right at all times to sell or otherwise dispose of all or any part of such Oramed Shares in compliance with applicable securities laws and this Agreement.  The Investor is acquiring the Oramed Shares hereunder in the ordinary course of its business. The Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Oramed Shares.

(p)      Investor Status.  At the time the Investor was offered the Oramed Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act and a non-"U.S. person" within the meaning of Rule 902(k) promulgated under the Securities Act (and the Investor is not purchasing for the account or benefit of a U.S. Person).  At the time of the offer and sale of the Oramed Shares, the Investor was not located in the United States.  The Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

(q)      General Solicitation.  The Investor is not purchasing the Oramed Shares as a result of any advertisement, article, notice or other communication regarding the Oramed Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(r)       Access to Information.  The Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Oramed Shares and the merits and risks of investing in the Oramed Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Investor understands that a purchase of the Oramed Shares is a speculative investment involving a high degree of risk.  The Investor is aware that there is no guarantee that the Investor will realize any gain from this investment, and that the Investor could lose the total amount of this investment. The Investor acknowledges that it has received no representations or warranties from the Company or its employees or agents in making this investment decision other than as set forth in this Agreement.

(s)      Independent Investment Decision.  The Investor has independently evaluated the merits of its decision to purchase Oramed Shares pursuant to this Agreement, such decision has been independently made by the Investor and the Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

(t)       Short Sales.  The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, executed any Short Sales in the securities of the Company since the date that the Investor was first contacted regarding an investment in the Company.

(u)      Limitations on Transfers. The Investor acknowledges that the Oramed Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.  The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of securities being sold during any three month period not exceeding specified limitations.

(v)      But for the representations actually made in this Agreement, the Investor represents that it is aware that the Oramed Shares are allocated "AS IS" without any further representations by the Company and/or its directors and/or its shareholders.

(w)     Disclosure.  All disclosure provided to the Company with regard to the representations and warranties contained in this Section 3.2 regarding the Investor, its business and the transactions contemplated hereby, furnished in writing by the Investor is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, together with the disclosure in the ISA Documents, not misleading.

(x)      Company Reliance.  The Investor expressly acknowledges and agrees that the Company is relying upon the Investor’s representations contained in this Agreement.

ARTICLE IV.
MISCELLANEOUS

4.1           Certificates; Resales.

(a)      The Oramed Shares may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Oramed Shares other than pursuant to an effective registration statement or Rule 144(b)(1) to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Oramed Shares under the Securities Act.

(b)      Certificates evidencing the Oramed Shares will contain the following legend, until such time as they are not required:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c)      Certificates evidencing the Oramed Shares shall not contain any legend (including the legend set forth in Section 5.1(b) of this Agreement), (i) following a sale of such securities pursuant to an effective registration statement, or (ii) following any sale of such Shares pursuant to Rule 144 (assuming the transferor was not an Affiliate of the Company), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5.1(c) except in the case of an Investor or its permitted transferee becoming an Affiliate.  Certificates for Oramed Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Investor by crediting the account of the Investor’s prime broker with the Depository Trust Company System.

(d)      The Option Shares are subject to a resale restriction pursuant to applicable Israeli law and regulations.

4.2           Indemnification.

(a)      The Investor acknowledges that he, she or it understands the meaning and legal consequences of the representations and warranties that are contained herein and hereby agrees, severally and not jointly, to indemnify, save and hold harmless the Company and its directors, officers, employees and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the Investor contained in this Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the Investor’s representations, warranties and indemnification contained herein shall survive the Investor’s purchase of the Oramed Shares hereunder for a period of one year following the date hereof.

(b)      The Company acknowledges it understands the meaning and legal consequences of the representations and warranties that are contained herein and hereby agrees to indemnify, save and hold harmless the Investor and its directors, officers, employees and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the Company contained in this Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the Company’s representations, warranties and indemnification contained herein shall survive the purchase of the Oramed Shares hereunder for a period of one year following the date hereof.

4.3           Abstention from Trading. From the date hereof until the Closing Date, (i) the Investor will not engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock or with respect to the Investor's ordinary shares, and (ii) the Company will not, and the Company shall cause its directors and officers and each of its and their respective Affiliates to not, engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock or with respect to the Investor's ordinary shares.

4.4           Entire Agreement; Amendment.  The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein.  This Agreement, together with the Option and any other instruments executed simultaneously herewith, constitute the entire agreement between the parties with respect to the subject matter hereof.  All understandings and agreements heretofore between the parties with respect to the subject matter hereof are merged in this Agreement and any such instruments, which alone fully and completely expresses their agreement.  This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

4.5           Notices.  Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Agreement prior to 5:30 p.m. (in the time zone of the recipient of such notice) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Agreement on a day that is not a Trading Day or later than 5:30 p.m. (in the time zone of the recipient of such notice) on any Trading Day, (iii) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, including Express Mail, for United States deliveries or (iii) five (5) Trading Days after deposit in the United States mail by registered or certified mail for United States deliveries.  All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature of this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. The address for such notices and communications shall be as follows:

If to the Company:	Oramed Pharmaceuticals Inc.

Hi-Tech Park 2/5
Givat-Ram
PO Box 39098
Jerusalem 91390 Israel
Attn: Nadav Kidron
Facsimile: +972-2-566-0004

With a copy to:
Goldfarb Seligman & Co., Law Offices
Electra Tower, 98 Yigal Alon Street
Tel Aviv 67891, Israel
Attn:  Adam M. Klein, Adv.
Facsimile:  +972-3-608-9855

If to an Investor:	To the address set forth under the Investor's name
on the signature pages hereof.

4.6           Delays or Omissions.  Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or document signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument or document, will be cumulative, and may be exercised separately or concurrently.

4.7           Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

4.8           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.9           Counterparts; Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.  Signatures transmitted by facsimile or scanned and transmitted by electronic mail shall be considered valid and binding signatures.

4.10         Survival of Warranties.  The representations, warranties, covenants and agreements of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation made by an Investor or the Company.

4.11         Further Action.  The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

4.12         Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

4.13         Publicity.  Each of the parties hereto shall coordinate with each other all publicity relating to the transactions contemplated by this Agreement, and shall not issue any press release, immediate report or other filing with the ISA relating to this Agreement or the transactions contemplated by this Agreement without first obtaining the prior consent of the other or its representative, except that neither party shall be precluded from making such filings or giving such notices as may be required by law or the rules of any stock exchange. Each of the parties hereto shall cooperate and shall use their reasonable efforts to agree on the form and substance of the report to be filed by the Investor with the ISA relating to the transactions contemplated by this Agreement.

4.14         TASE Listing.  For so long the Option is outstanding or the Company holds any of the D.N.A Ordinary Shares, the Investor shall use its best efforts to maintain its listing on the TASE and shall comply with all reporting requirements under applicable law.

4.15         No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.16         Governing Law; Venue and Waiver of Jury Trial.  This Agreement is to be construed in accordance with and governed  by the  internal  laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction to the rights and duties of the  parties.  The Company and the Investor agree that any suit, action, or proceeding arising out of or relating to this Agreement shall be brought to any court of competent jurisdiction sitting in Wilmington, Delaware and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 4.14 shall for any reason be held invalid or unenforceable, it is the specific  intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

4.17         Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company or the Investor, as applicable, shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company or the Investor, as applicable, of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company or the Investor, as applicable, may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS SECURITIES PURCHASE AGREEMENT TO BE DULY EXECUTED BY THEIR RESPECTIVE AUTHORIZED SIGNATORIES AS OF THE DATE FIRST INDICATED ABOVE.

ORAMED PHARMACEUTICALS INC.
By:
Name:	Nadav Kidron
Title:	Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: D.N.A Biomedical Solutions Ltd.

Signature of Authorized Signatory of Investor: /s/ Zeev Bronfeld      /s/ Meni Mor

Name of Authorized Signatory: Zeev Bronfeld and Meni Mor

Title of Authorized Signatory: Director and Director

Email Address of Investor:____________________________

Social Security or Taxpayer Identification Number _______________________________

Address for Notice of Investor:

Shimon Hatarasi 43, Tel Aviv 62492, Israel
Facsimile:  [_______________]

Address for Delivery of Securities for Investor (if not same as above):

____________________________________________
____________________________________________
____________________________________________
____________________________________________

SCHEDULE 1

Investor	Number of Shares
D.N.A Biomedical Solutions Ltd.	2,390,057